UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2012

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-146093 (Commission File Number)	20-5748297 (IRS Employer Identification No.)

22 Corporate Woods Blvd.

Albany, NY 12211

(address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (518) 533-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 11, 2012, Momentive Performance Materials Inc. (the “Company”) announced, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), that MPM Escrow LLC and MPM Finance Escrow Corp., wholly owned special purpose subsidiaries of the Company, are proposing to offer $1,100,000,000 principal amount of first-priority senior secured notes due 2020 (the “Notes”) through a private offering that is exempt from the registration requirements of the Securities Act, subject to market and other conditions. A copy of the news release relating to such offering is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

In the offering circular for the Notes, the Company disclosed that, as of September 30, 2012, it had approximately $80 million of borrowings outstanding under its revolving credit facility and approximately $107 million in cash and cash equivalents (and that it intends to use approximately $25 million of such cash and cash equivalents to repay amounts borrowed under its revolving credit facility subsequent to September 30, 2012). In addition, the Company disclosed that, while it has not yet finalized its results for the third quarter, it expects that its results for the quarter will reflect continued weak economic conditions, as well as the seasonality that the Company has historically faced, and that EBITDA for the quarter will accordingly be lower than that realized in the second quarter.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	News Release, dated October 11, 2012, announcing Momentive Performance Materials Inc.’s Proposed $1.1 Billion Debt Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: October 11, 2012	By:	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release, dated October 11, 2012, announcing Momentive Performance Materials Inc.’s Proposed $1.1 Billion Debt Offering